Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Enable Midstream Partners, LP (the Partnership) on Form 10-K for the period ended December 31, 2014, as filed with the Securities and Exchange Commission (the Report), I, Rodney J. Sailor, Chief Financial Officer of Enable GP, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 18, 2015

/s/ Rodney J. Sailor
Rodney J. Sailor
Executive Vice President and Chief Financial Officer, Enable GP, LLC, the General Partner of Enable Midstream Partners, LP
(Principal Financial Officer)